ACQUISITION (Fair Value Of The Total Consideration) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Cash	$ 942
Deferred acquisition consideration	1,141
Issuance of 48,793 exchangeable shares in the Corporation’s common stock valued at a price of $70.13 per share	3,422
Total consideration, net of cash acquired	$ 5,505